               FIRST AMENDMENT TO CHANGE OF CONTROL, CONFIDENTIALITY
                              AND NONCOMPETE AGREEMENT


       This First Amendment to Change of Control, Confidentiality and Noncompete Agreement is entered into as of April 19, 1999, between Damark International, Inc., a Minnesota corporation (including its subsidiaries, the "Company"), located in Minneapolis, Minnesota, and Rodney C. Merry, an individual residing at 17477 Weaver Lake Drive, Maple Grove, Minnesota 55311 ("Executive")

                                     RECITALS:

       A. The Executive and the Company have entered into a Change of Control, Confidentiality and Noncompete Agreement dated March 2, 1998 (the "Original Agreement").

       B. The Company and the Executive have agreed that certain modifications of the Original Agreement are required in order to clarify the period of applicability of the noncompete, nonsolicitation and nondisparagement agreements of the Executive.

       NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Executive agree as follows:

       1. AMENDMENT OF RECITAL C OF THE ORIGINAL AGREEMENT. Recital C of the Original Agreement is hereby deleted in its entirety and replaced by a new Recital C to read as follows:

              "C. The Company believes that it is important that it receive certain assurances with respect to its Confidential Information and the Executive's Work Product (each as defined herein) and that the Company receive certain protections with respect to the Executive's activities in the event his employment is terminated following a Change in Control."

       2. AMENDMENT OF PARAGRAPH 1(h) OF THE ORIGINAL AGREEMENT. Paragraph 1(h) of the Original Agreement is deleted in its entirety and replaced by a new Paragraph 1(h) to read as follows:

              (h) "Termination Date" means the date on which the Executive ceases to be an employee of the Company if such date occurs within (and including) 24 months after a Change in Control."

       3. AMENDMENT OF PARAGRAPH 10(a) OF THE ORIGINAL AGREEMENT. The second sentence of Paragraph 10(a) of the Original Agreement is hereby amended by deleting the phrase ",...from the date hereof until the first anniversary of the Termination Date..." and inserting a new phrase to read as follows:
",...and in the event of a Change in Control, from the Termination Date until the first anniversary thereof..."



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       4.     AMENDMENT OF PARAGRAPH 10(b) OF THE ORIGINAL AGREEMENT.  The first sentence of Paragraph 10(b) of the Original Agreement is hereby amended by deleting the phrase "The Executive covenants and agrees that during the period commencing with the date of this Agreement and ending on the first anniversary of the Termination Date,..." and inserting a new phrase to read as follows:
"The Executive covenants and agrees that during the period commencing with the Termination Date and ending on the first anniversary thereof,..."

       5. CONTINUED EFFECT OF ORIGINAL AGREEMENT. Except as set forth herein, the Original Agreement continues in full force and effect.

       IN WITNESS WHEREOF, the undersigned have cause this Agreement to be executed as of the day and year first above written.


                                   DAMARK INTERNATIONAL, INC.



                                   By:    /s/ Mark A. Cohn
                                      ---------------------------------------
                                   Its:   Chairman/CEO
                                       --------------------------------------


                                   EXECUTIVE



                                          /s/ Rodney C. Merry
                                   ------------------------------------------
                                   Rodney C. Merry


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